UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Applied Materials, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

M19026-P88641

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

APPLIED MATERIALS, INC.

APPLIED MATERIALS®

APPLIED MATERIALS, INC.

2881 SCOTT BLVD.

PO BOX 58039, M/S 2064

SANTA CLARA, CA 95052-8039

Meeting Information

Meeting Type: Annual Meeting of Stockholders

For Holders as of: January 12, 2010

Date: March 9, 2010 Time: 8:00 a.m. Local Time

Location: Applied Materials, Inc. Offices

28 Xinxi Road

Xi’an Hi-Tech Industrial Development Zone

Xi’an, Shaanxi Province

People’s Republic of China 710075

You are receiving this communication because you hold shares in Applied Materials, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice on how to obtain proxy materials and for voting instructions.

M19027-P88641

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE, 2010 PROXY STATEMENT AND 2009 ANNUAL REPORT WITH FORM 10-K

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to request a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 23, 2010 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now over the Internet, go to www.proxyvote.com. You may vote over the Internet up until 11:59 p.m. Eastern Time on March 7, 2010. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You may vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M19028-P88641

Voting Items

Election of Directors - Proposal 1

1. To elect eleven directors to serve for a one-year term and until their successors have been elected and qualified.

The Board recommends a vote FOR the following:

01) Aart J. de Geus 07) Dennis D. Powell

02) Stephen R. Forrest 08) Willem P. Roelandts

03) Thomas J. Iannotti 09) James E. Rogers

04) Susan M. James 10) Michael R. Splinter

05) Alexander A. Karsner 11) Robert H. Swan

06) Gerhard H. Parker

Ratification of the Appointment of the Independent Registered Public Accounting Firm - Proposal 2

The Board recommends a vote FOR the following proposal:

2. To ratify the appointment of KPMG LLP as Applied Materials’ independent registered public accounting firm for fiscal year 2010.

NOTE: Voting items may also include such other business as may properly come before the meeting or any adjournment thereof.

M19029-P88641